Supplemental Information 4th Quarter 2024 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 Better B (Worse) (W)	Full Year 24 vs 23 B(W)
Resident fees	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$ 2,857,270	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$ 2,972,050	3.9%	4.0%
Net income (loss)	$ (44,563)	$ (4,526)	$ (48,811)	$ (91,170)	$ (189,070)	$ (29,581)	$ (37,742)	$ (50,734)	$ (83,937)	$ (201,994)	7.9%	(6.8)%
Net cash provided by (used in) operating activities	$ 24,042	$ 63,824	$ 45,763	$ 29,294	$ 162,923	$ (1,146)	$ 55,670	$ 66,455	$ 45,198	$ 166,177	54.3%	2.0%
Adjusted EBITDA	$ 88,623	$ 81,372	$ 80,220	$ 85,323	$ 335,538	$ 97,616	$ 97,816	$ 92,237	$ 98,525	$ 386,194	15.5%	15.1%
Adjusted Free Cash Flow	$ (21,239)	$ (7,481)	$ 2,544	$ (21,455)	$ (47,631)	$ (26,287)	$ (5,526)	$ 13,853	$ (11,516)	$ (29,476)	46.3%	38.1%
RevPAR	$ 4,551	$ 4,544	$ 4,596	$ 4,619	$ 4,577	$ 4,854	$ 4,835	$ 4,869	$ 4,873	$ 4,858	5.5%	6.1%
Weighted average occupancy	76.3%	76.5%	77.6%	78.4%	77.2%	77.9%	78.1%	78.9%	79.4%	78.6%	100 bps	140 bps
RevPOR	$ 5,963	$ 5,939	$ 5,919	$ 5,889	$ 5,927	$ 6,228	$ 6,193	$ 6,171	$ 6,136	$ 6,182	4.2%	4.3%

As of December 31, 2024 (1)

Consolidated: 619



Owned
353
Leased
266
647
communities
Managed
28

Consolidated: 50,839



Owned
32,206
Leased
18,633
55,095
units
Managed
4,256

4Q 2024 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	83	13%
90% > 95%	78	13%
85% > 90%	89	14%
80% > 85%	89	14%
75% > 80%	67	11%
70% > 75%	66	11%
Less than 70%	147	24%
Total	619	100%

(1) As of December 31, 2024, owned communities and units include 11 previously leased communities (1,228 units) acquired in December 2024.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Resident fees	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$2,857,270	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$2,972,050	3.9%	4.0%
Management fees	2,577	2,510	2,566	2,508	10,161	2,618	2,616	2,676	2,611	10,521	4.1%	3.5%
Other operating income	2,328	4,122	2,623	—	9,073	—	—	—	—	—	NM	(100.0)%
Facility operating expense	(530,807)	(531,118)	(537,411)	(530,464)	(2,129,800)	(542,550)	(537,507)	(548,282)	(554,922)	(2,183,261)	(4.6)%	(2.5)%
Combined Segment Operating Income	187,502	185,675	184,901	188,626	746,704	204,309	204,818	198,123	192,060	799,310	1.8%	7.0%
General and administrative expense [1]	(41,947)	(42,234)	(40,078)	(38,758)	(163,017)	(42,108)	(42,555)	(41,460)	(37,613)	(163,736)	3.0%	(0.4)%
Cash facility operating lease payments (see page 14)	(56,932)	(62,069)	(64,603)	(64,545)	(248,149)	(64,585)	(64,447)	(64,426)	(55,922)	(249,380)	13.4%	(0.5)%
Adjusted EBITDA	**88,623**	**81,372**	**80,220**	**85,323**	**335,538**	**97,616**	**97,816**	**92,237**	**98,525**	**386,194**	**15.5%**	**15.1%**
Transaction, Legal, and Organizational Restructuring Costs	(3,568)	(123)	(105)	(96)	(3,892)	(351)	(134)	(66)	(7,379)	(7,930)	NM	(103.8)%
Interest expense, net (see page 14)	(51,541)	(51,594)	(52,040)	(53,401)	(208,576)	(53,739)	(54,174)	(54,570)	(61,641)	(224,124)	(15.4)%	(7.5)%
Payment of financing lease obligations	(5,852)	(2,126)	(244)	(251)	(8,473)	(262)	(265)	(273)	(284)	(1,084)	(13.1)%	87.2%
Changes in working capital [2]	8,247	27,817	11,495	(16,756)	30,803	(21,929)	3,741	15,024	(976)	(4,140)	94.2%	NM
Non-Development Capital Expenditures, net (see page 13)	(62,912)	(64,815)	(47,248)	(41,536)	(216,511)	(50,591)	(52,325)	(41,718)	(42,121)	(186,755)	(1.4)%	13.7%
Property and casualty insurance proceeds	6,422	2,367	10,747	5,168	24,704	2,642	62	3,593	2,251	8,548	(56.4)%	(65.4)%
Other [3]	(658)	(379)	(281)	94	(1,224)	327	(247)	(374)	109	(185)	16.0%	84.9%
Adjusted Free Cash Flow	**$(21,239)**	**$ (7,481)**	**$ 2,544**	**$(21,455)**	**$ (47,631)**	**$(26,287)**	**$ (5,526)**	**$ 13,853**	**$(11,516)**	**$ (29,476)**	**46.3%**	**38.1%**

(1) Excluding non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(2) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(3) Primarily consists of state income tax (provision) benefit.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	4Q 2024 Total	4Q 2024 Senior Housing Owned Portfolio	4Q 2024 Senior Housing Leased Portfolio[1]	4Q 2024 Corporate	4Q 2024 All Other [2]	Full Year 2024 Total	Full Year 2024 Senior Housing Owned Portfolio	Full Year 2024 Senior Housing Leased Portfolio[1]	Full Year 2024 Corporate	Full Year 2024 All Other [2]
Resident fees [3]	$ 744,371	$ 435,824	$ 308,547	$ —	$ —	$ 2,972,050	$ 1,748,034	$ 1,224,016	$ —	$ —
Management fees	2,611	—	—	—	2,611	10,521	—	—	—	10,521
Facility operating expense	(554,922)	(334,148)	(220,774)	—	—	(2,183,261)	(1,315,601)	(867,660)	—	—
Combined Segment Operating Income	192,060	101,676	87,773	—	2,611	799,310	432,433	356,356	—	10,521
General and administrative expense [4]	(37,613)	(20,573)	(14,565)	—	(2,475)	(163,736)	(89,717)	(62,800)	—	(11,219)
Cash facility operating lease payments	(55,922)	—	(55,844)	(78)	—	(249,380)	—	(246,388)	(2,992)	—
Adjusted EBITDA	**98,525**	**81,103**	**17,364**	**(78)**	**136**	**386,194**	**342,716**	**47,168**	**(2,992)**	**(698)**
Transaction, Legal, and Organizational Restructuring Costs	(7,379)	—	—	(7,379)	—	(7,930)	—	—	(7,930)	—
Interest expense, net	(61,641)	(54,120)	(12,126)	4,605	—	(224,124)	(215,525)	(26,457)	17,858	—
Payment of financing lease obligations	(284)	—	(74)	(210)	—	(1,084)	—	(265)	(819)	—
Changes in working capital [5]	(976)	—	—	(976)	—	(4,140)	—	—	(4,140)	—
Non-Development Capital Expenditures, net [6]	(42,121)	(25,656)	(4,568)	(11,897)	—	(186,755)	(101,665)	(49,274)	(35,816)	—
Property and casualty insurance proceeds	2,251	—	—	2,251	—	8,548	—	—	8,548	—
Other	109	—	—	109	—	(185)	—	—	(185)	—
Adjusted Free Cash Flow	**$ (11,516)**	**$ 1,327**	**$ 596**	**$ (13,575)**	**$ 136**	**$ (29,476)**	**$ 25,526**	**$ (28,828)**	**$ (25,476)**	**$ (698)**

(1) In December 2024, the Company acquired 11 previously leased communities. The results of operations of the previously leased communities are included in the Senior Housing Leased Portfolio and are excluded from the Senior Housing Owned Portfolio for all periods presented herein.
(2) All Other primarily includes communities operated by the Company pursuant to management agreements.
(3) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $1.1 million and $4.4 million, for the fourth quarter of 2024 and the full year 2024, respectively.
(4) Excluding non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(5) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(6) Amounts are presented net of lessor reimbursements of $8.9 million and $17.0 million, for the fourth quarter of 2024 and the full year 2024, respectively.

5

Segment Overview

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Total Senior Housing and All Other												
Revenue [1]	$ 715,981	$ 712,671	$ 719,689	$ 719,090	$ 2,867,431	$ 746,859	$ 742,325	$ 746,405	$ 746,982	$ 2,982,571	3.9%	4.0%
Other operating income	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073	$ —	$ —	$ —	$ —	$ —	NM	(100.0)%
Combined Segment Operating Income	$ 187,502	$ 185,675	$ 184,901	$ 188,626	$ 746,704	$ 204,309	$ 204,818	$ 198,123	$ 192,060	$ 799,310	1.8%	7.0%
Combined segment operating margin	*26.1%*	*25.9%*	*25.6%*	*26.2%*	*26.0%*	*27.4%*	*27.6%*	*26.5%*	*25.7%*	*26.8%*	*(50) bps*	*80 bps*
Combined segment adjusted operating margin [2]	*25.9%*	*25.5%*	*25.3%*	*26.2%*	*25.7%*	*27.4%*	*27.6%*	*26.5%*	*25.7%*	*26.8%*	*(50) bps*	*110 bps*
Senior Housing Segments (see page 7)												
Revenue	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$ 2,857,270	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$ 2,972,050	3.9%	4.0%
Other operating income	$ 2,328	$ 4,122	$ 2,623	$ —	$ 9,073	$ —	$ —	$ —	$ —	$ —	NM	(100.0)%
Senior Housing Operating Income	$ 184,925	$ 183,165	$ 182,335	$ 186,118	$ 736,543	$ 201,691	$ 202,202	$ 195,447	$ 189,449	$ 788,789	1.8%	7.1%
Operating margin	*25.8%*	*25.6%*	*25.3%*	*26.0%*	*25.7%*	*27.1%*	*27.3%*	*26.3%*	*25.5%*	*26.5%*	*(50) bps*	*80 bps*
Adjusted operating margin [2]	*25.6%*	*25.2%*	*25.1%*	*26.0%*	*25.5%*	*27.1%*	*27.3%*	*26.3%*	*25.5%*	*26.5%*	*(50) bps*	*100 bps*
Number of communities (period end)	641	641	641	622	622	622	619	619	619	619	(0.5)%	(0.5)%
Total Average Units	52,177	52,030	51,960	51,672	51,960	51,039	50,927	50,836	50,839	50,910	(1.6)%	(2.0)%
RevPAR	$ 4,551	$ 4,544	$ 4,596	$ 4,619	$ 4,577	$ 4,854	$ 4,835	$ 4,869	$ 4,873	$ 4,858	5.5%	6.1%
Weighted average occupancy	76.3%	76.5%	77.6%	78.4%	77.2%	77.9%	78.1%	78.9%	79.4%	78.6%	100 bps	140 bps
RevPOR	$ 5,963	$ 5,939	$ 5,919	$ 5,889	$ 5,927	$ 6,228	$ 6,193	$ 6,171	$ 6,136	$ 6,182	4.2%	4.3%
All Other												
All Other Segment Operating Income (comprised solely of management fees)	$ 2,577	$ 2,510	$ 2,566	$ 2,508	$ 10,161	$ 2,618	$ 2,616	$ 2,676	$ 2,611	$ 10,521	4.1%	3.5%
Resident fee revenue under management [3]	$ 54,820	$ 53,373	$ 54,246	$ 53,459	$ 215,898	$ 55,760	$ 55,524	$ 54,646	$ 52,447	$ 218,377	(1.9)%	1.1%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) Not included in consolidated reported amounts.

6

Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Independent Living												
Revenue	$ 140,602	$ 140,670	$ 141,234	$ 141,506	$ 564,012	$ 148,948	$ 149,542	$ 150,380	$ 150,052	$ 598,922	6.0%	6.2%
Other operating income	$ 54	$ 218	$ 215	$ —	$ 487	$ —	$ —	$ —	$ —	$ —	NM	(100.0)%
Segment Operating Income	$ 46,833	$ 46,361	$ 44,702	$ 46,749	$ 184,645	$ 48,643	$ 50,334	$ 48,747	$ 47,358	$ 195,082	1.3%	5.7%
Segment operating margin	*33.3%*	*32.9%*	*31.6%*	*33.0%*	*32.7%*	*32.7%*	*33.7%*	*32.4%*	*31.6%*	*32.6%*	*(140) bps*	*(10) bps*
Number of communities (period end)	68	68	68	68	68	68	68	68	68	68	—%	—%
Total Average Units	12,571	12,573	12,569	12,562	12,569	12,564	12,573	12,579	12,581	12,574	0.2%	—%
RevPAR	$ 3,728	$ 3,729	$ 3,746	$ 3,755	$ 3,739	$ 3,952	$ 3,965	$ 3,985	$ 3,976	$ 3,969	5.9%	6.2%
Weighted average occupancy	78.6%	78.9%	79.6%	80.3%	79.4%	79.6%	79.9%	80.8%	81.4%	80.4%	110 bps	100 bps
RevPOR	$ 4,741	$ 4,727	$ 4,705	$ 4,674	$ 4,711	$ 4,963	$ 4,959	$ 4,930	$ 4,886	$ 4,934	4.5%	4.7%
Assisted Living and Memory Care												
Revenue	$ 486,777	$ 486,523	$ 494,014	$ 493,118	$ 1,960,432	$ 510,872	$ 507,191	$ 510,084	$ 510,513	$ 2,038,660	3.5%	4.0%
Other operating income	$ 2,027	$ 3,763	$ 2,218	$ —	$ 8,008	$ —	$ —	$ —	$ —	$ —	NM	(100.0)%
Segment Operating Income	$ 124,593	$ 124,616	$ 126,731	$ 126,377	$ 502,317	$ 137,458	$ 136,155	$ 131,768	$ 127,922	$ 533,303	1.2%	6.2%
Segment operating margin	*25.5%*	*25.4%*	*25.5%*	*25.6%*	*25.5%*	*26.9%*	*26.8%*	*25.8%*	*25.1%*	*26.2%*	*(50) bps*	*70 bps*
Number of communities (period end)	554	555	555	537	537	537	534	534	534	534	(0.6)%	(0.6)%
Total Average Units	34,414	34,442	34,480	34,319	34,414	33,744	33,622	33,523	33,524	33,603	(2.3)%	(2.4)%
RevPAR	$ 4,710	$ 4,703	$ 4,769	$ 4,784	$ 4,741	$ 5,036	$ 5,018	$ 5,060	$ 5,065	$ 5,045	5.9%	6.4%
Weighted average occupancy	75.9%	76.3%	77.6%	78.2%	77.0%	77.5%	77.6%	78.5%	79.0%	78.2%	80 bps	120 bps
RevPOR	$ 6,204	$ 6,164	$ 6,148	$ 6,117	$ 6,158	$ 6,494	$ 6,462	$ 6,448	$ 6,413	$ 6,454	4.8%	4.8%
CCRCs												
Revenue	$ 86,025	$ 82,968	$ 81,875	$ 81,958	$ 332,826	$ 84,421	$ 82,976	$ 83,265	$ 83,806	$ 334,468	2.3%	0.5%
Other operating income	$ 247	$ 141	$ 190	$ —	$ 578	$ —	$ —	$ —	$ —	$ —	NM	(100.0)%
Segment Operating Income	$ 13,499	$ 12,188	$ 10,902	$ 12,992	$ 49,581	$ 15,590	$ 15,713	$ 14,932	$ 14,169	$ 60,404	9.1%	21.8%
Segment operating margin	*15.6%*	*14.7%*	*13.3%*	*15.9%*	*14.9%*	*18.5%*	*18.9%*	*17.9%*	*16.9%*	*18.1%*	*100 bps*	*320 bps*
Number of communities (period end)	19	18	18	17	17	17	17	17	17	17	—%	—%
Total Average Units	5,192	5,015	4,911	4,791	4,977	4,731	4,732	4,734	4,734	4,733	(1.2)%	(4.9)%
RevPAR	$ 5,490	$ 5,500	$ 5,557	$ 5,702	$ 5,560	$ 5,948	$ 5,845	$ 5,863	$ 5,901	$ 5,889	3.5%	5.9%
Weighted average occupancy	73.4%	72.0%	73.2%	75.0%	73.4%	76.1%	76.1%	76.7%	77.4%	76.6%	240 bps	320 bps
RevPOR	$ 7,482	$ 7,636	$ 7,594	$ 7,599	$ 7,576	$ 7,815	$ 7,685	$ 7,644	$ 7,622	$ 7,691	0.3%	1.5%

7

Senior Housing: Same Community [1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Revenue	$ 684,371	$ 683,553	$ 690,262	$ 693,045	$ 2,751,231	$ 727,401	$ 724,119	$ 729,103	$ 729,381	$ 2,910,004	5.2%	5.8%
Other operating income	2,215	4,049	2,444	—	8,708	—	—	—	—	—	NM	(100.0)%
Community Labor Expense	(330,670)	(332,800)	(335,941)	(335,110)	(1,334,521)	(340,586)	(339,034)	(344,578)	(350,368)	(1,374,566)	(4.6)%	(3.0)%
% of revenue	*48.3%*	*48.7%*	*48.7%*	*48.4%*	*48.5%*	*46.8%*	*46.8%*	*47.3%*	*48.0%*	*47.2%*	*40 bps*	*130 bps*
Other facility operating expense	(174,136)	(174,489)	(178,490)	(175,874)	(702,989)	(185,737)	(186,565)	(190,805)	(188,960)	(752,067)	(7.4)%	(7.0)%
% of revenue	*25.4%*	*25.5%*	*25.9%*	*25.4%*	*25.6%*	*25.5%*	*25.8%*	*26.2%*	*25.9%*	*25.8%*	*(50) bps*	*(20) bps*
Facility operating expense [2]	(504,806)	(507,289)	(514,431)	(510,984)	(2,037,510)	(526,323)	(525,599)	(535,383)	(539,328)	(2,126,633)	(5.5)%	(4.4)%
Same Community Operating Income	**$181,780**	**$180,313**	**$178,275**	**$182,061**	**$ 722,429**	**$201,078**	**$198,520**	**$193,720**	**$190,053**	**$ 783,371**	**4.4%**	**8.4%**
Same Community adjusted operating income [3]	**$179,565**	**$176,264**	**$175,831**	**$182,061**	**$ 713,721**	**$201,078**	**$198,520**	**$193,720**	**$190,053**	**$ 783,371**	**4.4%**	**9.8%**
Same Community operating margin	*26.5%*	*26.2%*	*25.7%*	*26.3%*	*26.2%*	*27.6%*	*27.4%*	*26.6%*	*26.1%*	*26.9%*	*(20) bps*	*70 bps*
Same Community adjusted operating margin[3]	*26.2%*	*25.8%*	*25.5%*	*26.3%*	*25.9%*	*27.6%*	*27.4%*	*26.6%*	*26.1%*	*26.9%*	*(20) bps*	*100 bps*
Total Average Units	49,952	49,954	49,949	49,945	49,950	49,948	49,959	49,965	49,968	49,960	—%	—%
RevPAR	$ 4,567	$ 4,561	$ 4,606	$ 4,625	$ 4,590	$ 4,854	$ 4,831	$ 4,864	$ 4,866	$ 4,854	5.2%	5.8%
Weighted average occupancy	76.6%	76.8%	77.9%	78.6%	77.5%	78.0%	78.2%	79.0%	79.5%	78.7%	*90 bps*	*120 bps*
RevPOR	$ 5,965	$ 5,939	$ 5,913	$ 5,888	$ 5,925	$ 6,223	$ 6,181	$ 6,159	$ 6,121	$ 6,170	4.0%	4.1%

Same Community Operating Income [2]
($ in millions)



$181.8
$180.3
$178.3
$182.1
$201.1
$198.5
$193.7
$190.1
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

Same Community RevPAR / Weighted Average Occupancy



RevPAR
Weighted Average Occupancy
76.6%
76.8%
77.9%
78.6%
78.0%
78.2%
79.0%
79.5%
$4,567
$4,561
$4,606
$4,625
$4,854
$4,831
$4,864
$4,866
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

(1) Same Community portfolio reflects 610 communities which represents 98.5% of the Company's total consolidated communities.
(2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, net of related insurance recoveries, of $0.1 million and $7.1 million for the full year 2023 and 2024, respectively.
(3) Excludes other operating income.

8

Senior Housing Segments: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Independent Living												
Revenue	$ 140,602	$ 140,670	$ 141,234	$ 141,506	$ 564,012	$ 148,948	$ 149,542	$ 150,380	$ 150,052	$ 598,922	6.0%	6.2%
Other operating income	54	218	215	—	487	—	—	—	—	—	NM	(100.0)%
Community Labor Expense	(54,936)	(55,093)	(55,800)	(55,283)	(221,112)	(57,140)	(56,627)	(57,706)	(58,564)	(230,037)	(5.9)%	(4.0)%
Other facility operating expense	(38,688)	(39,612)	(41,108)	(39,491)	(158,899)	(42,816)	(42,582)	(43,804)	(43,344)	(172,546)	(9.8)%	(8.6)%
Facility operating expense	(93,624)	(94,705)	(96,908)	(94,774)	(380,011)	(99,956)	(99,209)	(101,510)	(101,908)	(402,583)	(7.5)%	(5.9)%
Same Community Operating Income	$ 47,032	$ 46,183	$ 44,541	$ 46,732	$ 184,488	$ 48,992	$ 50,333	$ 48,870	$ 48,144	$ 196,339	3.0%	6.4%
Same Community operating margin	*33.4%*	*32.8%*	*31.5%*	*33.0%*	*32.7%*	*32.9%*	*33.7%*	*32.5%*	*32.1%*	*32.8%*	*(90) bps*	*10 bps*
Total Average Units	12,571	12,573	12,569	12,562	12,569	12,564	12,573	12,579	12,581	12,574	0.2%	—%
RevPAR	$ 3,728	$ 3,729	$ 3,746	$ 3,755	$ 3,739	$ 3,952	$ 3,965	$ 3,985	$ 3,976	$ 3,969	5.9%	6.2%
Weighted average occupancy	78.6%	78.9%	79.6%	80.3%	79.4%	79.6%	79.9%	80.8%	81.4%	80.4%	110 bps	100 bps
RevPOR	$ 4,741	$ 4,727	$ 4,705	$ 4,674	$ 4,711	$ 4,963	$ 4,959	$ 4,930	$ 4,886	$ 4,934	4.5%	4.7%
Assisted Living and Memory Care												
Revenue	$ 470,086	$ 468,996	$ 475,630	$ 476,672	$ 1,891,384	$ 500,769	$ 498,583	$ 502,219	$ 502,646	$ 2,004,217	5.4%	6.0%
Other operating income	1,952	3,698	2,191	—	7,841	—	—	—	—	—	NM	(100.0)%
Community Labor Expense	(233,780)	(235,028)	(237,382)	(236,696)	(942,886)	(240,782)	(240,176)	(244,672)	(249,341)	(974,971)	(5.3)%	(3.4)%
Other facility operating expense	(116,283)	(115,685)	(117,601)	(116,770)	(466,339)	(122,495)	(123,409)	(126,422)	(124,656)	(496,982)	(6.8)%	(6.6)%
Facility operating expense	(350,063)	(350,713)	(354,983)	(353,466)	(1,409,225)	(363,277)	(363,585)	(371,094)	(373,997)	(1,471,953)	(5.8)%	(4.5)%
Same Community Operating Income	$ 121,975	$ 121,981	$ 122,838	$ 123,206	$ 490,000	$ 137,492	$ 134,998	$ 131,125	$ 128,649	$ 532,264	4.4%	8.6%
Same Community operating margin	*25.8%*	*25.8%*	*25.7%*	*25.8%*	*25.8%*	*27.5%*	*27.1%*	*26.1%*	*25.6%*	*26.6%*	*(20) bps*	*80 bps*
Total Average Units	33,067	33,067	33,066	33,068	33,067	33,069	33,070	33,068	33,069	33,069	—%	—%
RevPAR	$ 4,739	$ 4,728	$ 4,795	$ 4,805	$ 4,767	$ 5,048	$ 5,026	$ 5,062	$ 5,067	$ 5,051	5.5%	6.0%
Weighted average occupancy	76.0%	76.4%	77.7%	78.2%	77.1%	77.6%	77.7%	78.5%	79.0%	78.2%	80 bps	110 bps
RevPOR	$ 6,232	$ 6,190	$ 6,175	$ 6,141	$ 6,183	$ 6,506	$ 6,468	$ 6,446	$ 6,410	$ 6,457	4.4%	4.4%
CCRCs												
Revenue	$ 73,683	$ 73,887	$ 73,398	$ 74,867	$ 295,835	$ 77,684	$ 75,994	$ 76,504	$ 76,683	$ 306,865	2.4%	3.7%
Other operating income	209	133	38	—	380	—	—	—	—	—	NM	(100.0)%
Community Labor Expense	(41,954)	(42,679)	(42,759)	(43,131)	(170,523)	(42,664)	(42,231)	(42,200)	(42,463)	(169,558)	1.5%	0.6%
Other facility operating expense	(19,165)	(19,192)	(19,781)	(19,613)	(77,751)	(20,426)	(20,574)	(20,579)	(20,960)	(82,539)	(6.9)%	(6.2)%
Facility operating expense	(61,119)	(61,871)	(62,540)	(62,744)	(248,274)	(63,090)	(62,805)	(62,779)	(63,423)	(252,097)	(1.1)%	(1.5)%
Same Community Operating Income	$ 12,773	$ 12,149	$ 10,896	$ 12,123	$ 47,941	$ 14,594	$ 13,189	$ 13,725	$ 13,260	$ 54,768	9.4%	14.2%
Same Community operating margin	*17.3%*	*16.4%*	*14.8%*	*16.2%*	*16.2%*	*18.8%*	*17.4%*	*17.9%*	*17.3%*	*17.8%*	*110 bps*	*160 bps*
Total Average Units	4,314	4,314	4,314	4,315	4,314	4,315	4,316	4,318	4,318	4,317	0.1%	0.1%
RevPAR	$ 5,693	$ 5,709	$ 5,671	$ 5,783	$ 5,714	$ 6,001	$ 5,869	$ 5,906	$ 5,920	$ 5,924	2.4%	3.7%
Weighted average occupancy	74.5%	74.0%	74.8%	75.8%	74.8%	76.5%	76.5%	77.0%	77.5%	76.9%	170 bps	210 bps
RevPOR	$ 7,638	$ 7,712	$ 7,584	$ 7,626	$ 7,639	$ 7,842	$ 7,675	$ 7,672	$ 7,635	$ 7,705	0.1%	0.9%

(1) Same Community portfolio reflects 68 Independent Living communities, 526 Assisted Living and Memory Care communities, and 16 CCRCs.

9

Senior Housing Owned Portfolio[1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Revenue	$ 418,624	$ 416,298	$ 420,351	$ 419,830	$ 1,675,103	$ 440,231	$ 435,741	$ 436,238	$ 435,824	$ 1,748,034	3.8%	4.4%
Other operating income	1,885	3,515	1,828	—	7,228	—	—	—	—	—	NM	(100.0)%
Facility operating expense	(319,727)	(318,572)	(322,472)	(318,611)	(1,279,382)	(328,545)	(323,358)	(329,550)	(334,148)	(1,315,601)	(4.9)%	(2.8)%
Owned Portfolio Operating Income	**$100,782**	**$101,241**	**$ 99,707**	**$101,219**	**$ 402,949**	**$111,686**	**$112,383**	**$106,688**	**$101,676**	**$ 432,433**	**0.5%**	**7.3%**
Owned Portfolio operating margin	*24.0%*	*24.1%*	*23.6%*	*24.1%*	*24.0%*	*25.4%*	*25.8%*	*24.5%*	*23.3%*	*24.7%*	*(80) bps*	*70 bps*
Additional Information												
Interest expense: property level and corporate debt	$ (50,315)	$ (52,256)	$ (53,413)	$ (53,788)	$ (209,772)	$ (53,456)	$ (53,778)	$ (54,171)	$ (54,120)	$ (215,525)	(0.6)%	(2.7)%
Community level capital expenditures, net (see page 13)	$ (27,135)	$ (32,882)	$ (23,066)	$ (24,992)	$ (108,075)	$ (25,309)	$ (25,404)	$ (25,296)	$ (25,656)	$ (101,665)	(2.7)%	5.9%
Number of communities (period end)	346	346	346	345	345	345	342	342	353 [2]	353 [2]	2.3%	2.3%
Total Average Units	31,597	31,446	31,380	31,264	31,422	31,195	31,075	30,977	30,978	31,056	(0.9)%	(1.2)%
RevPAR	$ 4,405	$ 4,404	$ 4,458	$ 4,470	$ 4,434	$ 4,693	$ 4,663	$ 4,682	$ 4,677	$ 4,679	4.6%	5.5%
Weighted average occupancy	75.8%	75.8%	77.0%	77.6%	76.5%	77.3%	77.4%	78.1%	78.6%	77.8%	100 bps	130 bps
RevPOR	$ 5,814	$ 5,808	$ 5,790	$ 5,759	$ 5,793	$ 6,074	$ 6,025	$ 5,998	$ 5,953	$ 6,013	3.4%	3.8%

Interest Coverage for the twelve months ended December 31, 2024	1.55x
Net Debt as of December 31, 2024 (see page 15)	$3,731,483

(1) The results of operations of 11 previously leased communities acquired in December 2024 are excluded from the Senior Housing Owned Portfolio for all periods presented herein.
(2) The number of owned communities (period end) for the fourth quarter of 2024 and the full year 2024 includes the 11 communities acquired in December 2024.

10

Senior Housing Leased Portfolio[1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Revenue	$ 294,780	$ 293,863	$ 296,772	$ 296,752	$ 1,182,167	$ 304,010	$ 303,968	$ 307,491	$ 308,547	$ 1,224,016	4.0%	3.5%
Other operating income	443	607	795	—	1,845	—	—	—	—	—	NM	(100.0)%
Facility operating expense	(211,080)	(212,546)	(214,939)	(211,853)	(850,418)	(214,005)	(214,149)	(218,732)	(220,774)	(867,660)	(4.2)%	(2.0)%
Leased Portfolio Operating Income	**$ 84,143**	**$ 81,924**	**$ 82,628**	**$ 84,899**	**$ 333,594**	**$ 90,005**	**$ 89,819**	**$ 88,759**	**$ 87,773**	**$ 356,356**	**3.4%**	**6.8%**
Leased Portfolio operating margin	*28.5%*	*27.8%*	*27.8%*	*28.6%*	*28.2%*	*29.6%*	*29.5%*	*28.9%*	*28.4%*	*29.1%*	*(20) bps*	*90 bps*
Additional Information												
Cash facility lease payments on leased portfolio (see page 14)	$ (67,572)	$ (67,888)	$ (68,019)	$ (68,024)	$ (271,503)	$ (68,088)	$ (68,369)	$ (68,609)	$ (68,044)	$ (273,110)	—%	(0.6)%
Community level capital expenditures, net (see page 13)[2]	$ (14,734)	$ (17,010)	$ (14,715)	$ (7,149)	$ (53,608)	$ (15,065)	$ (20,131)	$ (9,510)	$ (4,568)	$ (49,274)	36.1%	8.1%
Number of communities (period end)	295	295	295	277	277	277	277	277	266[3]	266[3]	(4.0)%	(4.0)%
Total Average Units	20,580	20,584	20,580	20,408	20,538	19,844	19,852	19,859	19,861	19,854	(2.7)%	(3.3)%
RevPAR	$ 4,775	$ 4,759	$ 4,807	$ 4,847	$ 4,797	$ 5,107	$ 5,104	$ 5,161	$ 5,178	$ 5,138	6.8%	7.1%
Weighted average occupancy	77.2%	77.6%	78.6%	79.7%	78.3%	79.0%	79.1%	80.2%	80.8%	79.8%	110 bps	150 bps
RevPOR	$ 6,188	$ 6,134	$ 6,112	$ 6,083	$ 6,129	$ 6,465	$ 6,450	$ 6,435	$ 6,413	$ 6,440	5.4%	5.1%

Lease Coverage for the twelve months ended December 31, 2024[4]	1.06x
Operating and financing lease obligations as of December 31, 2024 (see page 19)	$1,554,934

(1) The results of operations of 11 previously leased communities acquired in December 2024 are included in the Senior Housing Leased Portfolio for all periods presented herein.
(2) Amounts are presented net of lessor reimbursements. See page 13.
(3) The number of leased communities (period end) for the fourth quarter of 2024 and the full year 2024 excludes the 11 communities acquired in December 2024.
(4) Lease Coverage assumes an implied 5% management fee and capital expenditures at $350/unit for the trailing-twelve months. See page 16.

Facility Lease Maturity Information

Initial Lease Maturities	**Community Count**	**Total Units**	**Lease Payments[5]**
2025	58	6,464	$ 68,817
2026	2	153	$ 1,649
2027	—	—	$ —
2028	1	116	$ 2,480
2029	17	735	$ 9,503
Thereafter	158	9,604	$ 145,946
Subtotal	236	17,072	$ 228,395
Communities subject to acquisition agreements	30	1,561	$ 23,692
Communities leased as of December 31, 2024	266	18,633	$ 252,087
Communities acquired in December 2024	11	1,228	$ 21,023
Total	277	19,861	$ 273,110

(5) Cash facility lease payments for the twelve months ended December 31, 2024.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted *($ in 000s)*	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
G&A expense allocations [1]												
Senior Housing Owned Portfolio allocation	$ 22,857	$ 23,027	$ 21,841	$ 21,131	$ 88,856	$ 23,172	$ 23,318	$ 22,654	$ 20,573	$ 89,717	2.6%	(1.0)%
Senior Housing Leased Portfolio allocation	16,095	16,255	15,419	14,936	62,705	16,001	16,266	15,968	14,565	62,800	2.5%	(0.2)%
All Other allocation	2,995	2,952	2,818	2,691	11,456	2,935	2,971	2,838	2,475	11,219	8.0%	2.1%
Subtotal G&A expense allocations	41,947	42,234	40,078	38,758	163,017	42,108	42,555	41,460	37,613	163,736	3.0%	(0.4)%
Non-cash stock-based compensation expense	3,104	2,969	2,893	3,019	11,985	3,273	3,975	3,403	3,533	14,184	(17.0)%	(18.3)%
Transaction, Legal, and Organizational Restructuring Costs	3,568	123	105	96	3,892	351	134	66	7,379	7,930	NM	(103.8%)
General and administrative expense	**$ 48,619**	**$ 45,326**	**$ 43,076**	**$ 41,873**	**$ 178,894**	**$ 45,732**	**$ 46,664**	**$ 44,929**	**$ 48,525**	**$ 185,850**	**(15.9)%**	**(3.9)%**

	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Resident fee revenue	$ 713,404	$ 710,161	$ 717,123	$ 716,582	$2,857,270	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$2,972,050	3.9%	4.0%
Resident fee revenue under management [2]	54,820	53,373	54,246	53,459	215,898	55,760	55,524	54,646	52,447	218,377	(1.9)%	1.1%
Total (consolidated and under management)	$ 768,224	$ 763,534	$ 771,369	$ 770,041	$3,073,168	$ 800,001	$ 795,233	$ 798,375	$ 796,818	$3,190,427	3.5%	3.8%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)												
G&A expense (excluding non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	*5.5%*	*5.5%*	*5.2%*	*5.0%*	*5.3%*	*5.3%*	*5.4%*	*5.2%*	*4.7%*	*5.1%*	30 bps	20 bps
G&A expense (including non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	*6.3%*	*5.9%*	*5.6%*	*5.4%*	*5.8%*	*5.7%*	*5.9%*	*5.6%*	*6.1%*	*5.8%*	(70) bps	0 bps

(1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs. Transaction, Legal, and Organizational Restructuring Costs for the fourth quarter and year ended December 31, 2024 include a $7.0 million charge for certain pending putative class action litigation previously described in the Company's SEC filings, representing the current estimate of the Company's ultimate cost to resolve such litigation, net of estimated probable insurance recoveries.

(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, per average unit)		2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	*4Q24 vs 4Q23 B(W)*	*Full Year 24 vs 23 B(W)*
Community level capital expenditures, including allocations [(1)]													
Senior Housing Owned Portfolio		$ 27,135	$ 32,882	$ 23,066	$ 24,992	$ 108,075	$ 25,309	$ 25,404	$ 25,296	$ 25,656	$ 101,665	(2.7)%	5.9%
Senior Housing Leased Portfolio		14,734	17,010	14,715	7,149	53,608	15,065	20,131	9,510	4,568	49,274	36.1%	8.1%
Community level capital expenditures, net	(A)	41,869	49,892	37,781	32,141	161,683	40,374	45,535	34,806	30,224	150,939	6.0%	6.6%
Corporate capital expenditures [(2)]		21,043	14,923	9,467	9,395	54,828	10,217	6,790	6,912	11,897	35,816	(26.6)%	34.7%
Non-Development Capital Expenditures, net [(1)]		**62,912**	**64,815**	**47,248**	**41,536**	**216,511**	**50,591**	**52,325**	**41,718**	**42,121**	**186,755**	**(1.4)%**	**13.7%**
Development Capital Expenditures, net		519	385	405	453	1,762	218	215	191	13	637	97.1%	63.8%
Total capital expenditures, net [(1)]		**63,431**	**65,200**	**47,653**	**41,989**	**218,273**	**50,809**	**52,540**	**41,909**	**42,134**	**187,392**	**(0.3)%**	**14.1%**
Property and casualty insurance proceeds		(6,422)	(2,367)	(10,747)	(5,168)	(24,704)	(2,642)	(62)	(3,593)	(2,251)	(8,548)	(56.4)%	(65.4)%
Total capital expenditures, net of property and casualty insurance proceeds received [(1)]		**$ 57,009**	**$ 62,833**	**$ 36,906**	**$ 36,821**	**$ 193,569**	**$ 48,167**	**$ 52,478**	**$ 38,316**	**$ 39,883**	**$ 178,844**	**(8.3)%**	**7.6%**
Capital Expenditures Reconciliation to Statements of Cash Flow													
Total capital expenditures, net [(1)]		$ 63,431	$ 65,200	$ 47,653	$ 41,989	$ 218,273	$ 50,809	$ 52,540	$ 41,909	$ 42,134	$ 187,392		
Lessor reimbursements: non-development capital expenditures	(C)	2,244	—	—	8,075	10,319	249	1,051	6,714	8,944	16,958		
Change in related payables		(15,975)	(5,075)	17,222	8,441	4,613	(6,659)	(2,017)	6,342	(766)	(3,100)		
Total cash paid for capital expenditures		**$ 49,700**	**$ 60,125**	**$ 64,875**	**$ 58,505**	**$ 233,205**	**$ 44,399**	**$ 51,574**	**$ 54,965**	**$ 50,312**	**$ 201,250**	**14.0%**	**13.7%**
Senior Housing Total Average Units	(B)	52,177	52,030	51,960	51,672	51,960	51,039	50,927	50,836	50,839	50,910	(1.6)%	(2.0)%
Community level capital expenditures, net, per average unit	(A/B)	$ 802	$ 959	$ 727	$ 622	$ 3,112	$ 791	$ 894	$ 685	$ 595	$ 2,965	4.3%	4.7%
Community level capital expenditures, per average unit (including lessor reimbursements for non-development capital expenditures)	((A+C)/B)					$ 3,310					$ 3,298		0.4%

(1) Amounts are presented net of lessor reimbursements.

(2) Includes remediation costs at communities resulting from natural disasters of $28.8 million and $14.0 million for the full year 2023 and 2024, respectively. A portion of such costs are reimbursable under the Company's property and casualty insurance policies.

13

Cash Facility Lease Payments

BROOKDALE
SENIOR LIVING

($ in 000s)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	4Q24 vs 4Q23 B(W)	Full Year 24 vs 23 B(W)
Operating Lease Obligations												
Facility operating lease expense	$ 46,127	$ 50,512	$ 53,145	$ 52,626	$ 202,410	$ 51,496	$ 50,964	$ 51,937	$ 46,190	$ 200,587		
Operating lease expense adjustment	10,805	11,557	11,458	11,919	45,739	13,089	13,483	12,489	9,732	48,793		
Cash facility operating lease payments [1]	56,932	62,069	64,603	64,545	248,149	64,585	64,447	64,426	55,922	249,380	13.4%	(0.5)%
Financing Lease Obligations												
Interest expense: financing lease obligations	6,552	5,453	4,950	4,995	21,950	5,061	5,110	5,062	12,528	27,761		
Payment of financing lease obligations	5,852	2,126	244	251	8,473	262	265	273	284	1,084		
Cash financing lease payments [1]	12,404	7,579	5,194	5,246	30,423	5,323	5,375	5,335	12,812	28,845	(144.2)%	5.2%
Total cash facility lease payments [2]	**$ 69,336**	**$ 69,648**	**$ 69,797**	**$ 69,791**	**$ 278,572**	**$ 69,908**	**$ 69,822**	**$ 69,761**	**$ 68,734**	**$ 278,225**	**1.5%**	**0.1%**
Interest Expense Reconciliation to Income Statement												
Interest expense: financing lease obligations	$ 6,552	$ 5,453	$ 4,950	$ 4,995	$ 21,950	$ 5,061	$ 5,110	$ 5,062	$ 12,528	$ 27,761	(150.8)%	(26.5)%
Interest income	(5,326)	(6,115)	(6,323)	(5,382)	(23,146)	(4,778)	(4,714)	(4,663)	(5,007)	(19,162)	(7.0)%	(17.2)%
Interest expense: debt	50,315	52,256	53,413	53,788	209,772	53,456	53,778	54,171	54,120	215,525	(0.6)%	(2.7)%
Interest expense, net	51,541	51,594	52,040	53,401	208,576	53,739	54,174	54,570	61,641	224,124	(15.4)%	(7.5)%
Amortization of deferred financing costs	1,940	1,899	1,910	1,947	7,696	2,257	2,334	2,337	2,795	9,723		
Change in fair value of derivatives	904	(5,173)	(861)	3,986	(1,144)	(3,087)	345	4,746	(2,438)	(434)		
Interest income	5,326	6,115	6,323	5,382	23,146	4,778	4,714	4,663	5,007	19,162		
Interest expense per income statement	**$ 59,711**	**$ 54,435**	**$ 59,412**	**$ 64,716**	**$ 238,274**	**$ 57,687**	**$ 61,567**	**$ 66,316**	**$ 67,005**	**$ 252,575**	**(3.5)%**	**(6.0)%**

(1) Classification of amounts prospectively impacted by lease amendments in the second quarter of 2023 and acquisition agreements in the third quarter of 2024 with no impact to total cash facility lease payments.
(2) Includes cash lease payments for leases of community support centers and information technology systems and equipment.

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Capital Structure

Total Liquidity
($ in millions)



$341
$355
$346
$324
$389
12/31/2023
03/31/2024
06/30/2024
09/30/2024
12/31/2024
Line of credit available to draw ($60 million as of December 31, 2024)
Cash and cash equivalents and marketable securities ($329 million as of December 31, 2024)

Leverage Ratio
($ in 000s)

Twelve Months Ended December 31, 2024		
Cash facility operating lease payments (see page 14)		$ (249,380)
Adjusted EBITDA		386,194
Cash financing lease payments (see page 14)		(28,845)
Adjusted EBITDA after cash financing lease payments	(A)	$ 357,349
As of December 31, 2024		
Debt [7]		$ 4,062,787
Cash and cash equivalents		(308,925)
Marketable securities		(19,879)
Restricted cash held as collateral against existing debt		(2,500)
Net Debt	(B)	3,731,483
Operating and financing lease obligations (see page 19) [8]		1,561,072
Adjusted Net Debt		$ 5,292,555
Annualized Leverage	(B/A)	**10.4 x**
Adjusted Annualized Leverage [9]		**9.9 x**

Debt Structure [1] *($ in millions)*	**Fixed Rate Maturities**	**Variable Rate Maturities**	**Recurring Principal Payments**	**Total**	**Weighted Rate** [2]
2025	$ —	$ —	$ 55	$ 55	5.79 %
2026 [3] [4]	44	326	55	425	6.09 %
2027	696	164	47	907	5.16 %
2028	333	199	38	570	5.50 %
2029 [5]	714	78	30	822	4.38 %
Thereafter	1,009	293	31	1,333	5.14 %
Total	**$ 2,796**	**$ 1,060**	**$ 256**	**$ 4,112**	**5.15 %**

As of December 31, 2024	**Weighted Rate**
Fixed rate debt [6]	4.67 %
Variable rate debt	6.89 %
2026 Notes	2.00 %
2029 Notes	3.50 %
Total debt	5.15 %



Fixed rate debt (5) $2,608
63%
Variable rate debt with interest rate caps and swaps $1,011
25%
Variable rate debt - unhedged $100
2%
Fixed rate convertible senior notes $393
10%

(1) Amount excludes $49.1 million in deferred financing costs, net.

(2) Reflects rates as of December 31, 2024.

(3) Variable rate maturities include $326.1 million of mortgage debt with extension options to 2027.

(4) Fixed rate maturities include $23.3 million of 2.00% convertible senior notes ("2026 Notes").

(5) Fixed rate maturities include $369.4 million of 3.50% convertible senior notes ("2029 Notes").

(6) Excludes convertible senior notes.

(7) Includes the carrying amount of debt of which 88.4%, or $3.6 billion, represented non-recourse property-level mortgage financings.

(8) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

(9) Adjusted to exclude cash facility lease payments for previously leased communities acquired in December 2024.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

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16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction, Legal, and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, community support centers, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income, less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities, except for 11 previously leased communities which were acquired in December 2024 and are included within the Senior Housing Leased Portfolio for all periods presented herein. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. For all periods presented herein, the Senior Housing Owned Portfolio excludes 11 previously leased communities acquired in December 2024. Total Average Units represents the average number of units operated during the period. Transaction, Legal, and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Legal costs include charges associated with putative class action litigation. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

Appendix: Non-GAAP Financial Measures

BROOKDALE SENIOR LIVING

This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company's definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company's earnings release dated February 18, 2025 for additional information regarding the Company's use and the limitations of such non-GAAP financial measures.

Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations

	2023					2024				
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year
Net income (loss)	**$ (44,563)**	**$ (4,526)**	**$ (48,811)**	**$ (91,170)**	**$ (189,070)**	**$ (29,581)**	**$ (37,742)**	**$ (50,734)**	**$ (83,937)**	**$ (201,994)**
Provision (benefit) for income taxes	572	275	(1,876)	9,813	8,784	(40)	449	677	3,560	4,646
Equity in (earnings) loss of unconsolidated ventures	577	1,153	1,426	840	3,996	—	—	—	—	—
Loss (gain) on debt modification and extinguishment, net	—	—	—	2,702	2,702	—	—	2,267	18,495	20,762
Non-operating loss (gain) on sale of assets, net	—	(860)	—	(581)	(1,441)	(704)	(199)	(20)	—	(923)
Other non-operating (income) loss	(3,149)	(3,197)	(10,166)	(5,175)	(21,687)	(3,338)	(199)	(3,584)	(2,255)	(9,376)
Interest expense	59,711	54,435	59,412	64,716	238,274	57,687	61,567	66,316	67,005	252,575
Interest income	(5,326)	(6,115)	(6,323)	(5,382)	(23,146)	(4,778)	(4,714)	(4,663)	(5,007)	(19,162)
Income (loss) from operations	7,822	41,165	(6,338)	(24,237)	18,412	19,246	19,162	10,259	(2,139)	46,528
Depreciation and amortization	84,934	84,448	85,932	87,398	342,712	86,127	88,028	90,064	93,569	357,788
Asset impairment	—	520	9,086	30,966	40,572	1,708	—	934	5,915	8,557
Loss (gain) on sale of communities, net	—	(36,296)	—	—	(36,296)	—	—	—	—	—
Operating lease expense adjustment	(10,805)	(11,557)	(11,458)	(11,919)	(45,739)	(13,089)	(13,483)	(12,489)	(9,732)	(48,793)
Non-cash stock-based compensation expense	3,104	2,969	2,893	3,019	11,985	3,273	3,975	3,403	3,533	14,184
Transaction, Legal, and Organizational Restructuring Costs	3,568	123	105	96	3,892	351	134	66	7,379	7,930
Adjusted EBITDA	**$ 88,623**	**$ 81,372**	**$ 80,220**	**$ 85,323**	**$ 335,538**	**$ 97,616**	**$ 97,816**	**$ 92,237**	**$ 98,525**	**$ 386,194**
Interest expense: financing lease obligations	(6,552)	(5,453)	(4,950)	(4,995)	(21,950)	(5,061)	(5,110)	(5,062)	(12,528)	(27,761)
Payment of financing lease obligations	(5,852)	(2,126)	(244)	(251)	(8,473)	(262)	(265)	(273)	(284)	(1,084)
Adjusted EBITDA after cash financing lease payments	**$ 76,219**	**$ 73,793**	**$ 75,026**	**$ 80,077**	**$ 305,115**	**$ 92,293**	**$ 92,441**	**$ 86,902**	**$ 85,713**	**$ 357,349**

18

19 Net Debt and Adjusted Net Debt Reconciliations Appendix: Non-GAAP Financial Measures (continued) ($ in 000s) As of December 31, 2024 Long-term debt (including current portion) $ 4,062,787 Cash and cash equivalents (308,925) Marketable securities (19,879) Cash held as collateral against existing debt (2,500) Net Debt 3,731,483 Operating and financing lease obligations 1,589,210 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (28,138) Adjusted Net Debt $ 5,292,555 Operating and financing lease obligations $ 1,589,210 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (28,138) Adjusted operating and financing lease obligations 1,561,072 Operating and financing lease obligations related to community support centers and information technology leases (6,138) Operating and financing lease obligations for Leased Portfolio $ 1,554,934

Appendix: Non-GAAP Financial Measures (continued)

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2023 1Q	2023 2Q	2023 3Q	2023 4Q	2023 Full Year	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year
Net cash provided by (used in) operating activities	**$ 24,042**	**$ 63,824**	**$ 45,763**	**$ 29,294**	**$ 162,923**	**$ (1,146)**	**$ 55,670**	**$ 66,455**	**$ 45,198**	**$ 166,177**
Net cash provided by (used in) investing activities	(62,019)	(41,891)	(31,837)	22,383	(113,364)	(6,946)	(68,457)	(58,113)	(144,550)	(278,066)
Net cash provided by (used in) financing activities	171	(50,093)	(19,232)	(105,285)	(174,439)	54,090	(20,375)	(38,801)	147,147	142,061
Net increase (decrease) in cash, cash equivalents and restricted cash	$ (37,806)	$ (28,160)	$ (5,306)	$ (53,608)	$ (124,880)	$ 45,998	$ (33,162)	$ (30,459)	$ 47,795	$ 30,172
Net cash provided by (used in) operating activities	**$ 24,042**	**$ 63,824**	**$ 45,763**	**$ 29,294**	**$ 162,923**	**$ (1,146)**	**$ 55,670**	**$ 66,455**	**$ 45,198**	**$ 166,177**
Distributions from unconsolidated ventures from cumulative share of net earnings	—	(430)	—	—	(430)	—	—	—	—	—
Changes in prepaid insurance premiums financed with notes payable	19,305	(6,301)	(6,474)	(6,530)	—	23,319	(7,617)	(7,772)	(7,930)	—
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(2,244)	—	—	(7,600)	(9,844)	(249)	(1,051)	(6,432)	(8,630)	(16,362)
Non-development capital expenditures, net	(62,912)	(64,815)	(47,248)	(41,536)	(216,511)	(50,591)	(52,325)	(41,718)	(42,121)	(186,755)
Property and casualty insurance proceeds	6,422	2,367	10,747	5,168	24,704	2,642	62	3,593	2,251	8,548
Payment of financing lease obligations	(5,852)	(2,126)	(244)	(251)	(8,473)	(262)	(265)	(273)	(284)	(1,084)
Adjusted Free Cash Flow	**$(21,239)**	**$ (7,481)**	**$ 2,544**	**$(21,455)**	**$ (47,631)**	**$(26,287)**	**$ (5,526)**	**$ 13,853**	**$(11,516)**	**$ (29,476)**

Brookdale Senior Living Inc.
105 Westwood Place
Brentwood, TN 37027
(615) 221-2250
brookdale.com

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